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                                                                    EXHIBIT 10.5



               AMENDMENT TWO TO 8/1/96 INVESTORS' RIGHTS AGREEMENT
                                       OF
                             SIGNALSOFT CORPORATION


     THIS AMENDMENT, is entered into as of this December 15, 1999, by and among SignalSoft Corporation, a Delaware corporation (the "Company"), the undersigned investors who comprise all of the holders of the Company's Series A Preferred Stock (the "Series A Investors"), all of the holders of the Company's Series B Preferred Stock (the "Series B Investors"), the Company's three founders -- David Hose, Mark Flolid, and Jim Fitch (individually a "Founder" and collectively the "Founders") -- and the investors listed on Exhibit A hereto as that Exhibit A now exists and may hereafter be added to in accordance with the provisions of paragraph 1.2(c) of that certain SignalSoft Corporation Series C Preferred Stock Purchase Agreement of even date herewith (the "Series C Purchase Agreement") by and among the Company and the investors listed on Exhibit A hereto and thereto (the "Series C Investors").

                                    RECITALS

     WHEREAS, the Company, the Series A Investors, the Series B Investors and the Founders are signatories to that certain SignalSoft Corporation Investors' Rights Agreement entered into as of the 1st day of August, 1996, as amended by Amendment One thereto dated January 22, 1998 (the "8/1/96 Investors' Rights Agreement"); and,

     WHEREAS, paragraph 3.7 of the 8/1/96 Investors' Rights Agreement provides that such agreement may be amended only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding, not including the Founders' Stock, as those terms are defined therein (provided that the consent of the holder or holders of a majority of the Founders' Stock is also required in certain circumstances), and that any amendment so effected shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company; and,

     WHEREAS, the Series A Investors and the Series B Investors are the holders of a majority of the currently outstanding Registrable Securities, not including the Founders' Stock as defined in the 8/20/86 Registration Rights Agreement; and the Series A Investors, the Series B Investors and the Company, as well as each of the Founders, desire to amend the 8/1/96 Investors' Rights Agreement in the manner set forth in this Amendment in order to induce the Series C Investors to purchase shares of the Company's Series C Preferred Stock pursuant to the Series C Purchase Agreement by agreeing to the terms and conditions in this Amendment; and,

     WHEREAS, it is the intent of the parties hereto by this Amendment to extend to all the holders of the Company's Series C Preferred Stock the identical rights, privileges and obligations granted to, and assumed by, the Series A Investors and the Series B Investors under the terms and conditions of the 8/1/96 Investors' Rights Agreement (such 8/1/96 Investors' Rights Agreement, as


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amended by this Amendment, the "Amended Investors' Rights Agreement") in a
manner which makes all of the Preferred Stock rights and privileges granted under the Amended Investors' Rights Agreement applicable to the Series A and Series B and Series C Preferred Stock taken together as the "Preferred Stock".

     NOW THEREFORE, in consideration of the above recitals and the mutual promises contained below, the parties hereby agree as follows:

     1. Clause (i) of paragraph 1.1(b) is hereby amended to read in its entirety as follows:

     "(b) The term "Registrable Securities" means (i) the shares of Common Stock issuable or issued upon conversion of the Series A and Series B and Series C Preferred Stock (such shares of Common Stock are collectively referred to hereinafter as the "Stock"),"

     2. Paragraph 1.1(g) is hereby amended to read in its entirety as follows:

     "(g) The term "Investor" means and shall include each holder of Series A Preferred Stock and/or Series B Preferred Stock and/or Series C Preferred Stock of the Company."

     3. Paragraph 1.1(h) is hereby amended to read in its entirety as follows:

     "(h) The term "Preferred Stock" means and shall include the Company's Series A Preferred Stock and Series B Preferred Stock and Series C Preferred Stock aggregated together."


     4. The first sentence of paragraph 3.1 of the 8/1/96 Investors' Rights Agreement is hereby amended to read in its entirety as follows:

     "3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any of the Series A and/or Series B and/or Series C Preferred Stock or any Common Stock issued upon conversion thereof)."

     5. Paragraph 3.10 of the 8/1/96 Investors' Rights Agreement is hereby amended to read in its entirety as follows:

          "3.10 Legend on Stock Certificates. Each certificate representing shares of capital stock that are subject to this Agreement shall bear a legend substantially in the following form:

          "THE SALE, TRANSFER, ASSIGNMENT, PLEDGE, OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN INVESTORS' RIGHTS AGREEMENT DATED AUGUST 1, 1996, AS AMENDED FROM TIME TO TIME, BY AND AMONG SIGNALSOFT

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          CORPORATION AND CERTAIN HOLDERS OF ITS OUTSTANDING CAPITAL STOCK.
          COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF SIGNALSOFT CORPORATION."

     8. This Amendment shall be deemed effective as of December 15, 1999, the date of the SignalSoft Corporation Series C Purchase Agreement, and specifically hereby is intended to make Series C Investors beneficiaries of the Amended Investors' Rights Agreement as defined above as soon as they purchase shares of the Company's Series C Preferred Stock pursuant to the Series C Purchase Agreement.

     9. The Company acknowledges and confirms that it has assumed all obligations of its predecessor Colorado corporation, SignalSoft Corp. under the 8/1/96 Investors' Rights Agreement, and upon its execution and delivery hereof, will be obligated under and bound by all the amended terms of the Amended Investors' Rights Agreement.

     10. Except as expressly amended hereby, each of the terms of the 8/1/96 Investors' Rights Agreement is hereby ratified and confirmed and continues in full force and effect.




                            [Signature Pages Follow]


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     The parties have executed this Amendment Two to 8/1/96 Investors' Rights
Agreement as of the date first written above.

COMPANY:

SIGNALSOFT CORPORATION

By:  /s/ David Hose
   -------------------------
Name: David Hose
     -----------------------
        (print)

Title: President

Address: 1495 Canyon Blvd.
         Boulder Colorado 80302



SERIES A INVESTORS:

OLYMPIC VENTURE PARTNERS III, L.P.       OVP III ENTREPRENEURS
By OVMC III LLC its GP                   FUND, L.P.By OVMC III LLC its GP

By: /s/ Charles P. Waite, Jr.            By: /s/ Charles P. Waite, Jr.
    -------------------------------          ---------------------------------
Name: Charles P. Waite, Jr.              Name: Charles P. Waite, Jr.
      -----------------------------            -------------------------------
         (print)                                   (print)

Title: Managing Member                    Title: Managing Member

Address: 2420 Carillon Point              Address: 2420 Carillon Point
         Kirkland WA 98033                         Kirkland WA 98033



FOUNDERS:


        /s/ David Hose




        /s/ Mark Flolid




        /s/Jim Fitch

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NEW SERIES B INVESTORS:


OLYMPIC VENTURE PARTNERS IV, L.P.   OVP IV ENTREPRENEURS FUND, L.P.
By OVMC IV LLC its GP               By OVMC IV LLC its GP

By: /s/ Charles P. Waite, Jr.       By: /s/ Charles P. Waite, Jr.
    ----------------------------        -------------------------------
Name: Charles P. Waite, Jr.          Name: Charles P. Waite, Jr.
      --------------------------           ----------------------------
          (print)                               (print)

Title: Managing Member              Title: Managing Member

Address: 2420 Carillon Point        Address: 2420 Carillon Point
         Kirkland WA 98033                   Kirkland WA 98033



LAZARD FRERES & CO. LLC             TGI FUND II, LC
                                    By Tredegar Investments Inc., its
                                    Manager

By: /s/ Russell Planitzer           By: /s/ Steven Johnson
    ----------------------------        -------------------------------
Name: Russell Planitzer             Name: Steven Johnson
      --------------------------          -----------------------------
         (print)                                (print)

Title: Managing Director            Title: President

Address: 30 Rockefeller Plaza
         New York, NY               Address: 6501 Columbia Center
                                             Seattle, WA 98104

/s/ Peter J. Mooney
-----------------------------------
Peter J. Mooney as nominee
for the Broadview Partners Group



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/s/ Michael Berman
-----------------------------------
Michael Berman


/s/ Robert P. Mitchell
-----------------------------------
Robert P. Mitchell


WA&H INVESTMENT, L.L.C.
By: Wessels, Arnold & Henderson Group, L.L.C.

By: /s/ Mary Zimm
    -------------------------------
Print Name: Mary Zimm
            -----------------------
Print Title: Director of Finance and
             Administration, Dain
             Rauscher Wessels, a
             division of Dain
             Rauscher Incorporated


NEW SERIES C PURCHASERS/INVESTORS:

I IDS LIFE SERIES FUND, INC.--              AXP VARIABLE PORTFOLIO--
EQUITY PORTFOLIO                            STRATEGY AGGRESSIVE FUND

By: /s/ Frederick C. Quiesfeld              By: /s/ Frederick C. Quiesfeld
    --------------------------------            -------------------------------
Name:   Frederick C. Quiesfeld              Name:   Frederick C. Quiesfeld
      ------------------------------              -----------------------------
             (print)                                     (print)

Title: Vice President                       Title: Vice President
       -----------------------------               ----------------------------
Address: 733 Marquette Ave.                 Address: 733 Marquette Ave.
         Minneapolis, MN 55402                       Minneapolis, MN 55402


AXP STRATEGY AGGRESSIVE FUND                Address: 733 Marquette Ave.
                                                     Minneapolis, MN 55402
By: /s/ Frederick C. Quiesfeld
    --------------------------------
Name:   Frederick C. Quiesfeld
      ------------------------------
              (print)
Title: Vice President


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MEDIATEL MANAGEMENT S.A., a public limited liability company organised under the laws of the Grand Duchy of Luxembourg acting for itself and on behalf of the unitholders of MediaTel Capital organised as a non-incorporated co-proprietorship of assets being a mutual investment fund (FCP - Fonds Commun de Placement) under the laws of the Grand Duchy of Luxembourg



By: /s/ Antoine Garrigues
    -------------------------------
Name: Antoine Garrigues
      -----------------------------
         (print)

Title: Senior Advisor
      -----------------------------
Address: 2 Plac Metco L 4920 Luxembourg



AMERICA ONLINE INC.


By:  /s/ Kenneth Novak                         Address: 22000 AOL Way
      -----------------------------                     Dulles, VA 20166-9323
Name:    Kenneth Novak
      -----------------------------
         (print)

Title:  Vice Chairman



COMVERSE TECHNOLOGY, INC.


By: /s/ William F. Sorin                       Address: 17 E. 89th Street
    ---------------------------------                   New York, NY 10128
Name:   William F. Sorin
     --------------------------------
         (print)

Title:  Secretary and General Counsel
      -------------------------------



CTI CAPITAL CORP.


By: /s/ William F. Sorin                         Address: 17 E. 89th Street
    ---------------------------------                     New York, NY 10128
Name:   William F. Sorin
     --------------------------------
         (print)

Title:  Secretary and General Counsel
      -------------------------------

SIEMENS INFORMATION AND COMMUNICATION NETWORKS, INC.

By: /s/ Dieter Diehn                   Address: 900 Broken Sound Parkway
   --------------------------------             Boca Raton, FL 33487
Name:   Dieter Diehn                      ATTN: Executive Vice President & CFO
      -----------------------------             COPIES TO: SIEMENS CORPORATION
               (print)                          1301 Avenue of the Americas
Title:  Exec. V.P. & CFO                        New York, NY 10019
      -----------------------------             Attn: General Counsel






SALOMON SMITH BARNEY INC.


By: /s/ Kevin Tice                     Address: 388 Greenwich Street
    -------------------------------             New York, NY 10013
Name:   Kevin Tice                        ATTN: Kevin S. Tice, Managing Director
      -----------------------------
              (print)
Title:  Managing Director
      -----------------------------



 /s/ Perry M. LaForge
--------------------------------
     Perry M. LaForge
Address: 650 Town Center Drive
         Suite 820
         Costa Mesa, CA 92626



 /s/ Andrew M. Murray
--------------------------------
     Andrew M. Murray
Address:  7478 Taft Street
          Arvada, CO 80005




                                       8
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INTEL CORPORATION



By: /s/ Arvind Sodhani                Address:  2200 Mission College Blvd.
    -------------------------------             Santa Clara, CA 95052
Name:   Arvind Sodhani                   Attn:  M&A Portfolio Manager-M/S RN6-46
      -----------------------------             Fax # 408-765-6038
             (print)

Title:  Vice President and Treasurer
      -----------------------------



NEW GROUND CAPITAL LIMITED



By:  /s/ Gordon J. D. McDonald        Address:  P.O. Box 20, 20 New Street.
      -----------------------------             Orbis House
Name:    Gordon J. D. McDonald                  St. Peter Port
      -----------------------------             GY14AN
               (print)                          Channel Islands

Title:    Director
      -----------------------------




HIKARI TSUSHIN INC.



By: /s/ Masahide Saito                Address:  2-1-1 Ohtemachi
   -----------------------------                23F Ohtemachi Nomura Blg.
Name:   Masahide Saito                          Chiyoda-ku, Tokyo
     ----------------------------               100-0004
              (print)                           Japan

Title:  Executive Managing Director
      -----------------------------






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